September 6, 2011 Barclays Capital CEO Energy-Power Conference William A. Von Hoene, Jr., EVP Finance and Legal Exhibit 99.1

Cautionary Statements Regarding
Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of
1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,”
“target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger of Exelon Corporation
(Exelon) and Constellation Energy Group, Inc. (Constellation), integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon and Constellation, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication regarding the proposed merger. For example, (1) the companies may be unable to obtain shareholder approvals required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or Constellation could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’
expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Exelon,
Constellation or the combined company.

Cautionary Statements Regarding
Forward-Looking Information (Continued)

Discussions of some of these other important factors and assumptions are contained in Exelon’s and Constellation’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at
www.sec.gov, including: (1)  Exelon’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7.
Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial
Statements and Supplementary Data: Note 18; (2)  Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 in (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part 1, Financial Information,
ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I,
Financial Information, ITEM 1. Financial Statements: Note 13; (3)  Constellation’s 2010 Annual Report on Form 10-K
in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results
of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12; and (4) Constellation’s
Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 in (a) Part II, Other Information, ITEM
1A. Risk Factors and ITEM 5. Other Information, (b) Part I, Financial Information, ITEM 2. Management’s Discussion
and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial
Statements: Notes to Consolidated Financial Statements, Commitments and Contingencies. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the preliminary joint proxy statement/prospectus included in Amendment No. 1 to the Registration Statement on Form S-4 that Exelon filed with the SEC on August 17, 2011 in connection with the proposed merger.  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor Constellation undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.
Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  On August 17, 2011, Exelon filed with the SEC Amendment No. 1 to its Registration Statement on Form
S-4 that included a preliminary joint proxy statement/prospectus and other relevant documents to be mailed by
Exelon and Constellation to their respective security holders in connection with the proposed merger of Exelon and
Constellation.

Additional Information and Where to Find It

These materials are not yet final and may be amended.  WE URGE INVESTORS AND SECURITY HOLDERS TO READ
THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE JOINT PROXY
STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE,
BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION about Exelon, Constellation and the proposed merger.  Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC's website, www.sec.gov.  In addition, a copy of the preliminary joint proxy statement/prospectus and definitive joint proxy statement/prospectus (when it becomes available)
may be obtained free of charge from Exelon Corporation, Investor Relations, 10 South Dearborn Street, P.O. Box 805398,
Chicago, Illinois 60680-5398, or from Constellation Energy Group, Inc., Investor Relations, 100 Constellation Way, Suite
600C, Baltimore, MD 21202. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon, or Constellation, with the SEC, at the SEC public reference room at 100 F Street, N.E.,
Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation
Exelon, Constellation, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.
Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC by
Exelon on March 24, 2011 in connection with its 2011 annual meeting of shareholders, and information regarding
Constellation’s directors and executive officers is available in its proxy statement filed with the SEC by Constellation on
April 15, 2011 in connection with its 2011 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary joint proxy statement/prospectus and will be contained in the definitive joint proxy statement/prospectus.

Merger Approvals Process on Schedule
(as of 9/1/11)

Stakeholder Status of Key Milestones Filed Approved
Securities and Exchange
Commission (SEC)
(File No. 333-175162)
• Filed S-4 Amended Registration Statement August
17, 2011
• Shareholder approval anticipated in Q4 2011
Department of Justice
(DOJ)
• Submitted Hart-Scott-Rodino filing on May 31, 2011
for review under U.S. antitrust laws
• Approval expected by January 2012
Federal Energy Regulatory
Commission (FERC)
(Docket No. EC 11-83)
• Filed merger approval application and related filings
on May 20, 2011, which assesses market power-
related issues
• Approval expected in Q4 2011
Nuclear Regulatory
Commission
(Docket Nos. 50-317, 50-318, 50-220,
50-410, 50-244, 72-8, 72-67)
• Filed for indirect transfer of Constellation Energy
licenses on May 12, 2011
• Approval expected by January 2012
Maryland PSC
(Case No. 9271)
• Filed for approval with the Maryland Public Service
Commission on May 25, 2011
• Approval expected by January 5, 2012
New York PSC
(Case No. 11-E-0245)
• Filed for approval with the New York State Public
Service Commission on May 17, 2011
• Approval expected in Q4 2011
Texas PUC
(Case No. 39413)
• Filed for approval with the Public Utility Commission
of Texas on May 17, 2011
• Approval received on  August 3, 2011

EPA Regulations Are Moving Forward
Develop Toxics Rule
EPA regulations will provide regulatory certainty and
significant environmental benefits
Pre Compliance Period
Compliance With Toxics
Rule
Develop Cross-
State Air Pollution
Rule
Compliance With Cross-State Air Pollution Rule (CSAPR)
Develop 316(b) Regulations Pre
Compliance Period
Phase In Of
Compliance
Hazardous Air
Pollutants
Criteria
Pollutants
Cooling Water
2010 2011 2012 2013 2014 2015 2016
For definition of the EPA regulations referred to on this slide, please see the EPA’s Terms of Environment (http://www.epa.gov/OCEPAterms/).

Rule encourages future development of nation’s transmission
infrastructure
Appropriately assigns the cost of new transmission lines to customers benefitting from improved reliability
Maintains the ability of transmission providers like ComEd and PECO to construct transmission upgrades in their service territories
PJM tariffs will require modifications to achieve goals of the final rule
FERC Transmission Ruling Supports
Competitive Markets
Exelon is committed to ensuring PJM’s tariff is modified to achieve the goals of the FERC Order

8 Q&A Session

9 Appendix

10 Exelon Generation Hedging Disclosures (as of June 30, 2011)

Important Information
The following slides are intended to provide additional information regarding the hedging program at Exelon Generation and to serve as an aid for the purposes of modeling Exelon
Generation’s gross margin (operating revenues less purchased power and fuel expense).
The information on the following slides is not intended to represent earnings guidance or a forecast of future events.  In fact, many of the factors that ultimately will determine
Exelon Generation’s actual gross margin are based upon highly variable market factors outside of our control.  The information on the following slides is as of June 30, 2011.  We update this information on a quarterly basis.
Certain information on the following slides is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates, and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet.  Our simulation model and the assumptions therein are subject to change.  For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ
– and may differ significantly – from the assumptions underlying the simulation results included in the slides.  In addition, the forward-looking information included in the following slides will likely change over time due to continued refinement of our simulation model and changes in our views on future market conditions.

Portfolio Management Objective
Align Hedging Activities with Financial Commitments
Power Team utilizes several product types
and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future
cash requirements if prices drop
• Consider:  financing policy (credit rating
objectives, capital structure, liquidity); spending
(capital and O&M); shareholder value return policy
Consider market, credit, operational risk
Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
% Hedged High End of Profit
Low End of Profit
Open Generation
with LT Contracts
Portfolio
Optimization
Portfolio
Management
Portfolio Management Over Time

Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices;  all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
• Carry operational length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

2011 2012 2013
Estimated Open Gross Margin ($ millions)
(1)(2)
$5,450 $5,000 $5,600
Open gross margin assumes all expected generation is
sold at the Reference Prices listed below
Reference Prices
(1)
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(3)
$4.37
$33.18
$46.07
$3.77
$4.84
$33.10
$46.02
$1.40
$5.16
$34.45
$47.45
$2.27
Exelon Generation Open Gross Margin and
Reference Prices
(1)
Based on June 30, 2011 market conditions.
(2) Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues. Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices.  Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants.  Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity revenues and payments.  The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(3)
ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.

2011 2012 2013
Expected Generation (GWh)
(1)
166,100 165,600 163,000
Midwest 99,000 97,900 95,800
Mid-Atlantic 56,300 57,100 56,500
South & West 10,800 10,600 10,700
Percentage of Expected Generation Hedged
(2)
95-98% 82-85% 49-52%
Midwest 95-98 81-84 48-51
Mid-Atlantic 96-99 85-88 50-53
South & West 86-89 63-66 45-48
Effective Realized Energy Price ($/MWh)
(3)
Midwest $43.00 $41.00 $40.00
Mid-Atlantic $57.00 $50.00 $50.50
South & West $4.50 $0.00 ($2.00)
Generation Profile
(1)
Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity.  Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options. Expected generation assumes 12 refueling outages in 2011 and 10 refueling outages in 2012 and 2013 at Exelon-operated nuclear plants and Salem.
Expected generation assumes capacity factors of 93.0%, 93.4% and 93.2% in 2011, 2012 and 2013 at Exelon-operated nuclear plants. These estimates of expected generation in 2012 and 2013 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2)
Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options, and swaps.  Uses expected value on options. Reflects decision to permanently retire Cromby Station and Eddystone Units 1&2 as of May 31, 2011.
(3)
Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations.  It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.

Gross Margin Sensitivities with Existing Hedges ($ millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2011
$5
$(5)
$5
$(5)
$5
$(5)
+/- $25
2012
$85
$(35)
$95
$(75)
$55
$(55)
+/- $45
2013
$340
$(290)
$250
$(245)
$155
$(150)
+/- $50
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)
(1)  Based on June 30, 2011 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.

95% case
5% case
$5,500
$7,100
$6,900
$6,000
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2011
2012
2013
$6,800
$5,200
(1)  Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2012 and 2013 do not represent earnings guidance or a forecast of future results as
Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of June 30, 2011.

Midwest Mid-Atlantic South & West
Step 1 Start with fleetwide open gross margin
$5.45 billion
Step 2 Determine the mark-to-market value of
energy hedges
99,000GWh * 96% *
($43.00/MWh-$33.18MWh)
= $0.93 billion
56,300GWh * 97% *
($57.00/MWh-$46.07MWh)
= $0.60 billion
10,800GWh * 87% *
($4.50/MWh-$3.77MWh)
= $0.00 billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin:
MTM value of energy hedges:
Estimated hedged gross margin:
Illustrative Example
of Modeling Exelon Generation 2011 Gross Margin
(with Existing Hedges)
$5.45 billion
$0.93 billion + $0.60 billion + $0.00 billion
$6.98 billion

20
25
30
35
40
45
7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11 5/11 6/11 7/11
35
40
45
50
55
60
65
70
75
7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11 5/11 6/11 7/11
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11 5/11 6/11 7/11
50
55
60
65
70
75
80
85
90
95
7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11 5/11 6/11 7/11
Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2012 $4.79
2013  $5.16
Forward NYMEX Coal
2012 $81.91
2013 $86.11
2012 Ni-Hub  $42.20
2013 Ni-Hub $44.54
2013 PJM-West  $56.95
2012 PJM-West $54.64
2012 Ni-Hub $27.02
2013 Ni-Hub $28.96
2013 PJM-West $42.06
2012 PJM-West $39.97
19
Rolling 12 months, as of July 21
st
2011. Source: OTC quotes and electronic trading system. Quotes are daily.

4.5
5.5
6.5
7.5
8.5
9.5
10.5
11.5
12.5
13.5
7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11 5/11 6/11 7/11
8.2
8.4
8.6
8.8
9.0
9.2
9.4
9.6
9.8
10.0
10.2
10.4
7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11 5/11 6/11 7/11
35
40
45
50
55
60
65
7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11 5/11 6/11 7/11
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11 5/11 6/11 7/11
Market Price Snapshot
2013 10.13
2012 9.91
2012 $46.86
2013 $51.26
2012 $4.73
2013 $5.06
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2012 $10.24
2013 $12.25
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
Rolling 12 months, as of July 21
st
2011. Source: OTC quotes and electronic trading system. Quotes are daily.

Significant Events Date of Event
• Filing of Application
May 25, 2011
• Intervention Deadline
June 24, 2011
• Prehearing Conference
June 28, 2011
• Filing of Staff, Office of People Counsel and Intervenor Testimony September 16, 2011*
• Filing of Rebuttal Testimony
October 12, 2011*
• Filing of Surrebuttal Testimony October 26, 2011
• Status Conference
October 28, 2011
• Evidentiary Hearings
October 31, 2011 -
November 10, 2011
• Public Comment Hearings
November 29, December 1 &
December 5, 2011
• Filing of Initial Briefs
December 1, 2011
• Filing of Reply Briefs
December 15, 2011
• Decision Deadline
January 5, 2012
21
Maryland PSC Review Schedule
*Initial intervenor testimony with respect to market power is due on September 23 rd
for
all parties except for the Independent Market Monitor, and rebuttal testimony with respect to market power is due on October 17
th
.

2011 Projected Sources and Uses of Cash
(1) Excludes counterparty collateral activity.
(2) Cash Flow from Operations primarily includes net cash flows provided by operating activities and net cash flows used in investing activities other than capital expenditures.
(3) Assumes 2011 dividend of $2.10/share.  Dividends are subject to declaration by the Board of Directors.
(4) Includes $400 million in Nuclear Uprates and $225 million for Exelon Wind spend.
(5) Represents new business, smart grid/smart meter investment and transmission growth projects.
(6) Excludes ComEd’s $191 million of tax-exempt bonds that are backed by letters of credit (LOCs).  Excludes PECO’s $225 million Accounts Receivable (A/R) Agreement with Bank of Tokyo.
PECO’s A/R Agreement was extended in accordance with its terms through September 6, 2011.
(7) “Other” includes proceeds from options and expected changes in short-term debt.
(8)   Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
($ millions)
Exelon
(8)
Beginning Cash Balance
(1)
$800
Cash Flow from Operations
(2)
375 875 3,175 4,350
CapEx (excluding Nuclear Fuel, Nuclear
Uprates, Exelon Wind, Utility Growth CapEx
and Wolf Hollow)
(725) (325) (850) (1,950)
Nuclear Fuel n/a n/a (1,050) (1,050)
Dividend
(3)
(1,400)
Nuclear Uprates and Exelon Wind
(4)
n/a n/a (625) (625)
Wolf Hollow Acquisition n/a n/a (300) (300)
Utility Growth CapEx
(5)
(300) (125) n/a (425)
Net Financing (excluding Dividend):
Planned Debt Issuances
(6)
1,000 -- -- 1,000
Planned Debt Retirements (350) (250) -- (600)
Other
(7)
300 (125) 200 550
Ending Cash Balance
(1)
$350

Exelon Nuclear Fleet Overview – IL
Plant
Location
Type/
Containment Water Body
License Extension
Status / License
Expiration
(1)
Ownership
Spent Fuel Storage/
Date to lose full
core discharge
capacity
(2)
Braidwood, IL
(Units 1 and 2)
PWR
Concrete/Steel
Lined
Kankakee
River
Expect to file
application in 2013/
2026, 2027
100% Dry Cask (Fall 2011)
Byron, IL
(Units 1 and 2)
PWR
Concrete/Steel
Lined
Rock River
Expect to file
application in 2013/
2024, 2026
100% Dry Cask
Clinton, IL
(Unit 1)
BWR
Concrete/Steel
Lined
Clinton Lake 2026 100% 2018
Dresden, IL
(Units 2 and 3)
BWR
Steel Vessel
Kankakee
River
Renewed / 2029,
2031
100% Dry cask
LaSalle, IL
(Units 1 and 2)
BWR
Concrete/Steel
Lined
Illinois River 2022, 2023 100% Dry Cask
Quad Cities, IL
(Units 1 and 2)
BWR
Steel Vessel
Mississippi
River
Renewed / 2032
75% Exelon, 25%
Mid-American
Holdings
Dry cask
Exelon pursues license extensions well in advance of expiration to ensure adequate time for review by the NRC
(1)
Operating license renewal process takes approximately 4-5 years from commencement until completion of NRC review.
(2)
The date for loss of full core reserve identifies when the on-site storage pool will no longer have sufficient space to receive a full complement of fuel from the reactor core. Dry cask storage will be in operation at those sites prior to losing full core discharge capacity in their on-site storage pools.

Exelon Nuclear Fleet Overview – PA and NJ
Plant, Location
Type,
Containment Water Body
License Extension
Status / License
Expiration
(1)
Ownership
Spent Fuel Storage/
Date to lose full
core discharge
capacity
(2)
Limerick, PA
(Units 1 and 2)
BWR
Concrete/Steel
Lined
Schuylkill
River
Filed application in
June 2011
(decision expected
in 2013)/ 2024,
2029
100% Dry cask
Oyster Creek, NJ
(Unit 1)
BWR
Steel Vessel
Barnegat Bay Renewed / 2029
(3)
100% Dry cask
Peach Bottom, PA
(Units 2 and 3)
BWR
Steel Vessel
Susquehanna
River
Renewed / 2033,
2034
50% Exelon,
50% PSEG
Dry cask
TMI, PA (Unit 1)
PWR
Concrete/Steel
Lined
Susquehanna
River
Renewed / 2034 100% 2023
Salem, NJ (Units 1
and 2)
PWR
Concrete/Steel
Lined
Delaware
River
Renewed / 2036,
2040
42.6% Exelon,
57.4% PSEG
Dry Cask
Exelon pursues license extensions well in advance of expiration to ensure adequate time for review by the NRC
(1)
Operating license renewal process takes approximately 4-5 years from commencement until completion of NRC review.
(2)
The date for loss of full core reserve identifies when the on-site storage pool will no longer have sufficient space to receive a full complement of fuel from the reactor core. Dry cask storage will be in operation at those sites prior to losing full core discharge capacity in their on-site storage pools.
(3)
On December 8, 2010, Exelon announced that Generation will permanently cease generation operations at Oyster Creek by December 31, 2019.
The current NRC license for Oyster Creek expires in 2029.

ComEd Load Trends
Chicago U.S.
Unemployment rate (1) 9.3%
2011 annualized growth in
gross domestic/metro product (2) 2.5%
Note: C&I = Commercial & Industrial
2010  2Q11      2011E
Average Customer Growth 0.2%   0.4%     0.4%
Average Use-Per-Customer (1.4)% (2.0)% 0.0%
Total Residential (1.2)%    (1.6)%       0.4%
Small C&I (0.6)% (0.2)%     (0.3)%
Large C&I 2.6%   (0.9)%      0.0%
All Customer Classes 0.2%    (0.8)%      0.0%
(1) Source:  U.S. Dept. of Labor (June 2011) and Illinois
Department of Security (June 2011)
(2)  Source: Global Insight (May 2011)
-6.0%
-3.0%
0.0%
3.0%
6.0%
-6.0%
-3.0%
0.0%
3.0%
6.0%
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
All Customer Classes Large C&I
Residential Gross Metro Product
25
Weather-Normalized Load Year-over-Year
Key Economic Indicators Weather-Normalized Load
9.2%
2.7%

PECO Load Trends
Philadelphia U.S.
Unemployment rate (1) 7.9%
2011 annualized growth in
gross domestic/metro product (2) 2.4%
Note: C&I = Commercial & Industrial
2010 2Q11     2011E
Average Customer Growth 0.3%   0.5%     0.4%
Average Use-Per-Customer 0.3% 2.8% 1.7%
Total Residential 0.5%    3.2%       2.2%
Small C&I (1.9)% 1.7%        0.7%
Large C&I 0.8%   (3.3)%      (2.3)%
All Customer Classes 0.1%    (0.1)%      (0.0)%
(1)  Source: U.S Dept. of Labor data June 2011 - US
U.S Dept. of Labor prelim. data May 2011 - Philadelphia
(2)  Source: Global Insight May 2011
- 6.0%
- 3.0%
0.0%
3.0%
6.0%
-
6.0%
-
3.0%
0.0%
3.0%
6.0%
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
All Customer Classes
Large C&I
Residential
Gross Metro Product
Weather-Normalized Load Year-over-Year
Key Economic Indicators
Weather-Normalized Load
9.2%
2.7%